DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Q3 Earnings Presentation October 28 | 2021 Exhibit 99.2

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 2 On the call today Presenter Topic Bob Rivers Opening Remarks Chief Executive Officer & Chair of the Board Jim Fitzgerald FinancialsChief Administrative Officer, Chief Financial Officer & Treasurer

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 3 Forward-looking statements This presentation contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Certain factors that could cause actual results to differ materially from expected results include developments in the Company’s market relating to the COVID-19 pandemic, including the severity and duration of the associated economic slowdown, adverse developments in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses, increased competitive pressures, changes in the interest rate environment, risks associated with its pending merger with Century, including the possibility that revenue or expense synergies or the other expected benefits of the transaction may not materialize for the Company in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, the Company’s or Century’s businesses may not perform as expected due to transaction-related uncertainty or other factors; that the Company is unable to successfully implement integration strategies; that closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; the inability to implement onboarding plans and other consequences associated with mergers; and diversion of management time on merger-related issues, as well as general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiary Eastern Bank are engaged, including inflation, interest rates, interest rate sensitivity and liquidity, including the effect of, and changes in, monetary and fiscal policies and laws, such as the interest rate policies of the Board of Governors of the Federal Reserve System; market and monetary fluctuations, including fluctuations due to actual or anticipated changes to federal tax laws; and credit quality, including adverse developments in local or regional real estate markets that decrease collateral values associated with existing loans, and the failure to obtain the approval or non-objection of the Federal Reserve for the initiation of share repurchases, delays in obtaining such approval or non-objection, or adverse conditions imposed in connection with such approval or non-objection. For further discussion of such factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Further, given the ongoing and dynamic nature of the COVID-19 pandemic, it is difficult to predict what continued effects the COVID-19 pandemic will have on the Company's business and results of operations. The COVID-19 pandemic and the related local and national economic disruption may result in a continued decline in demand for the Company's products and services; increased levels of loan delinquencies, problem assets and foreclosures; an increase in the Company's allowance for loan losses; a decline in the value of loan collateral, including real estate; a greater decline in the yield on the Company's interest-earning assets than the decline in the cost of the Company's interest-bearing liabilities; and increased cybersecurity risks, as employees continue to work remotely. Accordingly, you should not place undue reliance on forward-looking statements, which reflect the Company's expectations only as of the date of this presentation. The Company does not undertake any obligation to update forward-looking statements.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 4 Non-GAAP financial measures used in this presentation are denoted by an asterisk. A non-GAAP financial measure is defined as a numerical measure of the Company’s historical or future financial performance, financial position or cash flows that excludes (or includes) amounts, or is subject to adjustments that have the effect of excluding (or including) amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) in the Company’s statement of income, balance sheet or statement of cash flows (or equivalent statements). The Company presents non-GAAP financial measures, which management uses to evaluate the Company’s performance, and which exclude the effects of certain transactions that management believes are unrelated to its core business and are therefore not necessarily indicative of its current performance or financial position. Management believes excluding these items facilitates greater visibility for investors into the Company’s core businesses as well as underlying trends that may, to some extent, be obscured by inclusion of such items in the corresponding GAAP financial measures. There are items in the Company’s financial statements that impact its financial results, but which management believes are unrelated to the Company’s core business. Accordingly, the Company presents noninterest income on an operating basis, total operating revenue, noninterest expense on an operating basis, operating net income, operating earnings per share, operating return on average assets, operating return on average shareholders’ equity, the operating efficiency ratio, and the ratio of noninterest income to total revenue on an operating basis. Each of these figures excludes the impact of such applicable items because management believes such exclusion can provide greater visibility into the Company’s core business and underlying trends. Such items that management does not consider to be core to the Company’s business include (i) income and expenses from investments held in rabbi trusts, (ii) gains and losses on sales of securities available for sale, net, (iii) gains and losses on the sale of other assets, (iv) rabbi trust employee benefits, (v) impairment charges on tax credit investments and associated tax credit benefits, (vi) expenses indirectly associated with the Company’s initial public offering (“IPO”), (vii) other real estate owned (“OREO”) gains, (viii) merger and acquisition expenses, (ix) the stock donation to the Eastern Bank Foundation (“EBF”), formerly known as the Eastern Bank Charitable Foundation) in connection with the Company’s mutual-to-stock conversion and IPO, and (x) settlement of putative consumer class action litigation matters related to overdraft and non-sufficient funds fees, and associated settlement expenses. The Company does not provide an outlook for its total noninterest income and total noninterest expense because each contains income or expense components, as applicable, such as income associated with rabbi trust accounts and rabbi trust employee benefit expense, which are market-driven, and over which the Company cannot exercise control. Accordingly, reconciliations of the Company’s outlook for its noninterest income on an operating basis and its noninterest expense on an operating basis to an outlook for total noninterest income and total noninterest expense, respectively, cannot be made available without unreasonable effort. Management also presents the Company’s core net interest margin which excludes the impact of items management determines as being one-time in nature or not indicative of its core operating results. Such items include the impact of excess liquidity in the form of excess cash volume, Small Business Administration ("SBA") Paycheck Protection Program ("PPP") loans originated in response to the COVID-19 pandemic, and material purchase accounting adjustments. Similarly, management presents certain asset quality metrics excluding PPP loans which it does not consider to be part of the Company’s core portfolios. These metrics include the ratio of total nonperforming loans to total loans excluding PPP loans, the ratio of the allowance for loan losses to total loans excluding PPP loans, and the ratio of annualized net charge-offs to average total loans excluding PPP loans. The Company does not provide an outlook for its ratio of the allowance for loan losses to total loans because it contains components, such as the volume of PPP loans which is market-driven, over which the Company cannot exercise control. Accordingly, a reconciliation of the Company’s outlook for its ratio of the allowance for loan losses to total loans to an outlook for its ratio of the allowance for loan losses to total loans excluding PPP loans cannot be made available without unreasonable effort. The Company does not provide an outlook for its ratio of annualized net charge-offs to average total loans because it contains components, such as the volume PPP loans which is market- driven, over which the Company cannot exercise control. Accordingly, a reconciliation of the Company’s outlook for its ratio of annualized net charge-offs to average total loans to an outlook for its ratio of annualized net charge-offs to average total loans excluding PPP loans cannot be made available without unreasonable effort. The Company anticipates that the vast majority of its PPP loans outstanding at September 30, 2021 will be forgiven, and to the extent not forgiven, a PPP loan is intended to be 100% guaranteed by the SBA. Management also presents tangible assets, tangible shareholders’ equity, tangible book value per share, and the ratio of tangible shareholders’ equity to tangible assets, each of which excludes the impact of goodwill and other intangible assets, as management believes these financial measures provide investors with the ability to further assess the Company’s performance, identify trends in its core business and provide a comparison of its capital adequacy to other companies. The Company included the tangible ratios because management believes that investors may find it useful to have access to the same analytical tools used by management to assess performance and identify trends. These non-GAAP financial measures presented in this presentation should not be considered an alternative or substitute for financial results or measures determined in accordance with GAAP or as an indication of the Company’s cash flows from operating activities, a measure of its liquidity position or an indication of funds available for its cash needs. An item which management considers to be non-core and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular period. In addition, management’s methodology for calculating non-GAAP financial measures may differ from the methodologies employed by other banking companies to calculate the same or similar performance measures, and accordingly, the Company’s reported non-GAAP financial measures may not be comparable to the same or similar performance measures reported by other banking companies. Please refer to Appendices A-E for a reconciliations of the Company's GAAP financial measures to the non-GAAP financial measures in this presentation. Non-GAAP financial measures

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 5 Q3 2021 financial highlights ■ Operating net income* was $37.4 million in the third quarter, compared to $37.1 million in the prior quarter, and represented a 16% increase from the prior year quarter. ■ Loans excluding PPP grew $175.3 million, or 8% on an annualized basis from the prior quarter. Commercial loans excluding PPP and residential loans each grew 9% on an annualized basis from the prior quarter. ■ An improving economic outlook coupled with strong asset quality led to a $1.5 million release of loan loss reserves. Nonperforming loans were $42.1 million, or 0.44% of total loans at the end of the third quarter compared to $41.7 million, or 0.43% of total loans, at the end of the second quarter. ■ Merger with Century Bank is anticipated to occur on November 12, 2021, with systems integration to occur the weekend of November 13 and 14 of 2021. ■ The Board of Directors has approved a share repurchase program, pursuant to which the Company may repurchase up to 5% of its outstanding shares over a 12-month period. The repurchase program is contingent upon receipt of regulatory non-objection. The Board also declared a regular quarterly cash dividend of $0.08 per share. *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on an annualized basis. Key Metrics Highlights $0.08 per share Dividend declared $37.1 million Net income $37.4 million Operating net income* $0.22 $0.22 EPS Operating EPS* $18.36 $16.33 BV/Share TBV/Share* 2.53% 0.02% NIM1 Cost of deposits1 30% 0.03% Fee income ratio NCOs / avg. loans1

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 6 ■ Net income was $37.1 million in the third quarter. Excluding certain non-recurring items, operating net income* was $37.4 million. ■ Net interest income was $102.7 million in the third quarter, a decrease of $1.9 million, primarily due to lower PPP fee income recognition partially offset by higher investment income. ■ Noninterest income was $43.2 million, anchored by $22.0 million of insurance revenue. ■ Noninterest expense was $99.0 million, and $97.2 million on an operating* basis. ■ Credit remained strong. Release of loan loss reserves of $1.5 million in the third quarter. $ in millions, except per share amounts Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2020 Net interest income $ 102.7 $ 104.6 $ 100.1 $ 103.6 $ 98.7 Noninterest income 43.2 45.7 55.2 49.6 47.7 Total revenue 145.9 150.3 155.3 153.2 146.4 Noninterest expense 99.0 107.3 94.0 199.2 109.8 Pre-tax, pre-provision income (loss) 46.9 43.0 61.3 (45.9) 36.6 Provision for credit losses (1.5) (3.3) (0.6) 0.9 0.7 Pre-tax income (loss) 48.4 46.3 61.8 (46.8) 35.9 Net income (loss) $ 37.1 $ 34.8 $ 47.7 $ (44.1) $ 28.5 Operating net income* $ 37.4 $ 37.1 $ 46.5 $ 31.6 $ 32.3 EPS $ 0.22 $ 0.20 $ 0.28 $ (0.26) n.a. Operating EPS* $ 0.22 $ 0.22 $ 0.27 $ 0.18 n.a. ROA1 0.84% 0.83% 1.19% (1.11) % 0.80 % Operating ROA*1 0.86% 0.89% 1.15% 0.79% 0.90 % Efficiency ratio 67.83% 71.39% 60.56% 129.97% 74.99 % Operating efficiency ratio* 66.14% 67.78% 60.22% 68.33% 69.95 % Income statement *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 7 Net interest income, net interest margin, and core net interest margin*1 Average interest earning assets composition $100,095 $104,965 $101,388 $105,877 $104,007 3.04% 2.84% 2.71% 2.69% 2.53% 3.14% 2.89% 2.80% 2.63% NII - FTE* NIM - FTE NIM - FTE Core* Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 ■ Net interest income1 declined in the third quarter by $1.9 million, driven by lower PPP fee income of $3.3 million, partially offset by higher investment income1 of $1.9 million and a $0.3 million reduction in funding costs. ■ PPP fees recognized2 were $5.9 million in the third quarter compared to $9.3 million in the prior quarter due to a slowdown in loan forgiveness. ■ The $1.9 million increase in investment income1 is due to portfolio growth as third quarter average securities increased $905.1 million from the prior quarter. ■ Net interest margin continued to be pressured by the low interest rate environment and excess liquidity. The core net interest margin*1 demonstrates the impact of excess cash and the PPP program. Net interest margin trends $13,090 $14,715 $15,189 $15,759 $16,282 8,823 8,721 8,685 8,723 8,879 1,091 1,076 1,132 1,074 649 1,713 2,628 3,632 4,345 5,2501,462 2,291 1,741 1,618 1,504 Cash & other S.T. investments Investments SBA PPP Loans Net loans, excl. PPP Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $ in thousands $ in millions *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on a fully tax equivalent (FTE) basis. 2SBA fee accretion, net of deferred cost amortization

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 8 68% 16% 4% 4% 2% 6% Net interest income Insurance commissions Deposit service charges Trust & investment advisory fees Debit card processing fees Other Noninterest income Noninterest income Fee income provides diverse revenue streams $451.5 mm 2021 revenue Noninterest income 32% $47.7 $49.6 $55.2 $45.7 $43.2$44.0 $44.1 $52.2 $41.5 $43.0 Noninterest income Operating noninterest income* Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $ in millions *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. $ millions Q3 2021 Q2 2021 Q3 2020 QoQ YoY Insurance commissions 22.0 23.7 21.9 (7) % — % Deposit service charges 5.9 5.7 5.1 4% 17 % Trust & investement advisory fees 6.3 6.1 5.3 4% 19 % Debit card processing fees 3.0 3.2 2.7 (4) % 11 % Other 6.0 7.1 12.7 (15) % (53) % Total noninterest income $ 43.2 $ 45.7 $ 47.7 (6) % (9) %

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 9 Noninterest expense Noninterest expense1 2021 noninterest expense $ in millions 66% 13% 8% 5% 8% Salaries & benefits Data processing Occupancy & equipment Professional services Other $300.4 mm 2021 noninterest expense *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Q4 '20 figures exclude EBF stock donation expense of $91.3 million. $109.8 $107.9 $94.0 $107.3 $99.0$100.8 $101.8 $92.5 $99.9 $97.2 Noninterest expense Operating noninterest expense* Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 * $ millions Q3 2021 Q2 2021 Q3 2020 QoQ YoY Salaries & benefits 66.2 69.3 66.6 (4) % (1) % Data processing 12.2 13.6 11.7 (10) % 4 % Occupancy & equipment 8.0 8.1 8.3 (2) % (4) % Professional services 4.0 6.4 5.5 (38) % (27) % Other 8.6 10.0 17.7 (14) % (51) % Total noninterest expense $ 99.0 $ 107.3 $ 109.8 (8) % (10) %

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 10 Linked Quarter (LQ) Year Over Year (YoY) $ in millions 9/30/2021 6/30/2021 $ % 9/30/2020 $ % Cash and cash equivalents $ 1,252 $ 1,564 $ (312) (20) % $ 2,328 $ (1,076) (46) % Securities 5,689 4,849 840 17% 2,208 3,481 158 % Loans held for sale 2 3 (1) (33) % 5 (3) (60) % Total loans 9,505 9,621 (116) (1) % 9,944 (439) (4) % Allowance for loan losses (103) (106) 3 (3) % (115) 12 (10) % Deferred & unearned (24) (30) 6 (20) % (33) 9 (27) % Net Loans 9,378 9,486 (108) (1) % 9,796 (418) (4) % Goodwill 380 380 — — % 376 4 1 % Other assets 760 765 (5) (1) % 748 12 2 % Total Assets $ 17,461 $ 17,047 $ 414 2% $ 15,461 2,000 13 % Deposits $ 13,650 $ 13,250 $ 400 3% $ 13,333 $ 317 2 % Borrowings 30 28 2 7% 29 1 3 % Other liabilities 352 339 13 4% 385 (33) (9) % Total Liabilities 14,032 13,617 415 3% 13,747 285 2 % Shareholders' Equity 3,429 3,430 (1) — % 1,714 1,715 100 % Total Liabilities & Equity $ 17,461 $ 17,047 $ 414 2% $ 15,461 2,000 13 % Equity / assets 19.6% 20.1% 11.1 % Tangible equity / tangible assets* 17.9% 18.3% 8.9% ■ Total assets were $17.5 billion at September 30, 2021 compared to $17.0 billion at end of the prior quarter. ■ Securities increased $840 million to $5.7 billion as excess liquidity continued to be deployed. Cash levels declined by $312 million to $1.3 billion. ■ PPP loans declined by $292 million. Excluding PPP loans, total loans increased by $175 million or 2.0%. ■ Deposits increased $400 million, or 3%, to $13.6 billion. ■ Shareholders' equity decreased by $1 million from the prior quarter, as growth in retained earnings was more than offset by a decline in the value of the securities portfolio. Balance sheet *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 11 $4.5 $5.2 $5.8 $6.4 $6.9 $2.3 $2.1 $1.9 $1.6 $1.3 $2.2 $3.2 $4.0 $4.8 $5.7 Cash and cash equivalents AFS securities Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Securities portfolio Investment composition $ in billions Liquidity growth and deployment Investment yield ■ Excess cash continued to be deployed into investments in the third quarter. ■ 72% of the Company's portfolio is concentrated in Government sponsored residential mortgage-backed securities. ■ Purchases in the third quarter averaged a 1.0% yield. 72% 8% 15% 1% 5% Agency RMBS Agency CMBS Agency bonds Treasuries Munis 2.32% 1.66% 1.40% 1.36% 1.26% Yield Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 12 ■ Average deposits of $13.6 billion in the third quarter represents a 12% increase from the prior year period. ■ Low cost of deposits declined to 0.02% in the third quarter. ■ Deep client relationships, long-standing position in communities, and dense branch footprint with 94% of deposits in attractive Boston MSA.1 Stable deposit growth Low cost of deposits2High quality deposit portfolio 40% 20% 28% 11% 2% DDA DDAWI MMDA Sav CD $12,135 $12,312 $12,508 $13,053 $13,596 Avg. Total Deposits Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 0.06% 0.03% 0.03% 0.03% 0.02% 0.10% 0.06% 0.06% 0.05% 0.04% Total Deposit Cost I.B. Deposit Cost Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Deposits $ in millions 1Source: SNL as of 6/30/2021. 2Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 13 42% 58% Within one month Beyond one month ■ Total loans were $9.5 billion at the end of the third quarter. ■ Excluding PPP loans, total loans increased $175.3 million, or 2% from the prior quarter. ■ Residential loans increased $33.8 million during the third quarter and commercial loans excluding PPP loans increased $143.9 million. ■ A total of $292 million in PPP loans were forgiven by the SBA or otherwise paid down. Loan composition Repricing characteristics1 $9,944 $9,731 $9,916 $9,621 $9,505 6,255 6,187 6,188 6,268 6,412 1,123 1,026 1,238 826 534 1,373 1,371 1,407 1,457 1,491 891 868 832 835 849 Total commercial excl. PPP PPP loans Residential real estate Consumer home equity Other consumer Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Historical composition $ in millions 1Reflects percentages of the Company's loan composition, calculated as the sum of loan balances expected to reprice or mature plus the sum of estimated prepayment and contractual amortization cash flows.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 14 Accommodation & food services 19.1% Construction 15.0% Health care & social assistance 11.5%Professional, scientific & technical services 11.4% Other services 9.0% Manufacturing 6.9% Retail trade 4.6% Administrative & support 4.4% Wholesale trade 4.1% Transportation & warehousing 3.5% Real estate, rental & leasing 3.1% All other 7.3% PPP Update ($mm) Loans originated # Original balance2 Current balance2 SBA fees3 received total SBA fees3 recognized (as of 9/30/21) SBA fees3 not yet recognized Typical loan term (months) 2020 PPP originations 8,902 $ 1,167.1 $ 30.6 $ 37.2 $ 36.9 $ 0.3 24 2021 PPP originations 6,628 $ 543.2 $ 503.4 $ 28.7 $ 5.9 $ 22.8 60 Total 15,530 $ 1,710.3 $ 534.0 $ 65.9 $ 42.8 $ 23.1 Industry segments1 ■ Eastern has originated 15,530 loans totaling $1.7 billion under the PPP in 2020 and 2021 combined. ■ As of September 30, 2021, Eastern had $534.0 million in PPP loan balances still outstanding. ■ $42.8 million of SBA PPP fees have been recognized, with $23.1 million yet to be recognized as of September 30, 2021. ■ Eastern has provided loans to a diverse set of industries reflective of its customer base overall, enabled by a sound, efficient loan origination process and investments in technology. Overview $534.0mm 1Based on current loan principal balances as of September 30, 2021. 2Loan principal balances. 3Not inclusive of deferred origination costs which range between $500-600 per loan amortized through interest income over the life of the loan.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 15 Net charge-offs (NCOs) / Avg. loans (excl. PPP loans)*1 Non-performing loans (NPLs) Allowance / Total loans (excl. PPP loans)* & NPLs 0.09% 0.15% 0.06% 0.10% 0.03% NCOs / Avg. loans (excl. PPP loans)* (1) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 1.31% 1.30% 1.28% 1.20% 1.15% 257.47% 261.33% 252.72% 253.74% 245.77% Allowance / Total loans (excl. PPP loans)* Allowance / NPLs Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $44.8 $43.3 $44.0 $41.6 $42.1 Consumer Residential Commercial Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $— $20.0 $40.0 $60.0 ■ The allowance for loan losses was $103.4 million at September 30, 2021, or 1.15% of total loans (excluding PPP loans)* and 246% of non-performing loans. ■ Non-performing loans were $42.1 million at September 30, 2021 compared to $41.6 million at the end of the prior quarter. ■ Net charge-offs continued to be low, totaling 0.03%1 of average total loans (excluding PPP loans)* in the third quarter compared to 0.10%1 in the prior quarter. ■ Release of allowance for loan losses of $1.5 million in the third quarter. Asset quality *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on an annualized basis. $ in millions

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 16 Outlook We expect the Century merger to close on November 12, 2021 and expect the systems integration to occur the weekend of November 13 and 14 of 2021. *Non-GAAP Financial Measure. See slide 4 for additional information. 1Assumes somewhat higher long-term interest rates and a 25bp rate hike in December 2022. 2Assumes no change to corporate tax rates. Category Management's Outlook Century one-time merger charges The merger charges are expected to be in line with initial announcement. A significant portion of the charges are expected to be recorded in the fourth quarter of 2021. Net interest income1 2022 is expected to be $490 - $510 million. Operating noninterest income* 2022 is expected to be $180 - $190 million. Operating noninterest expense* 2022 is expected to be $445 - $460 million inclusive of proposed equity plan and fully phased-in Century expense synergies of 45%. Effective tax rate2 20-21% CECL CECL adoption is planned for January 1, 2022.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Appendix

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 18 Appendix A: Reconciliation of non-GAAP earnings metrics (1) Reflects costs associated with the Company's IPO that are indirectly related to the offering and were not recorded as a reduction of capital. (2) The net tax benefit (expense) associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying the Company's combined statutory tax rate only to those items included in net taxable income. Additionally, the net tax benefit (expense) for the impairment charge of tax credit investment includes associated tax credit benefits. (3) Shares held by the Company’s ESOP that have not been allocated to employees in accordance with the terms of the ESOP are not deemed outstanding for earnings per share calculations. Three Months Ended (Unaudited, dollars in thousands, except share data) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Net income (GAAP) $ 37,106 $ 34,809 $ 47,663 $ (44,062) $ 28,505 Add: Noninterest income components: Losses (income) from investments held in rabbi trusts 289 (4,216) (1,846) (5,535) (3,800) Gains on sales of securities available for sale, net (1) (1) (1,164) (3) — (Gains) losses on sale of other assets (490) (29) (18) (49) 71 Noninterest expense components: Rabbi trust employee benefit (income) expense (53) 2,063 986 2,838 1,445 Impairment charge (reversal) on tax credit investments 1,133 (1,419) — 3,189 7,590 Indirect IPO costs (1) — — — — 549 Gain on sale of OREO (87) — — (61) (546) Merger and acquisition expenses 740 3,479 589 90 — Settlement and expenses for putative consumer class action matters — 3,325 — — — Stock donation to the EBF — — — 91,287 — Total impact of non-GAAP adjustments 1,531 3,202 (1,453) 91,756 5,309 Less net tax benefit (expense) associated with non-GAAP adjustments (2) 1,246 914 (327) 16,082 1,492 Non-GAAP adjustments, net of tax $ 285 $ 2,288 $ (1,126) $ 75,674 $ 3,817 Operating net income (non-GAAP) $ 37,391 $ 37,097 $ 46,537 $ 31,612 $ 32,322 Weighted average common shares outstanding during the period (3): Basic 172,298,615 172,173,707 172,049,044 171,812,535 — Diluted 172,298,615 172,173,707 172,049,044 171,812,535 — Earnings (loss) per share, basic $ 0.22 $ 0.20 $ 0.28 $ (0.26) n.a. Earnings (loss) per share, diluted $ 0.22 $ 0.20 $ 0.28 $ (0.26) n.a. Operating earnings per share, basic (non-GAAP) $ 0.22 $ 0.22 $ 0.27 $ 0.18 n.a. Operating earnings per share, diluted (non-GAAP) $ 0.22 $ 0.22 $ 0.27 $ 0.18 n.a.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 19 Appendix A: Reconciliation of non-GAAP earnings metrics continued Three Months Ended (Unaudited, dollars in thousands, except share data) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Return on average assets (4) 0.84% 0.83% 1.19% (1.11) % 0.80 % Add: Losses (income) from investments held in rabbi trusts (4) 0.01% (0.10) % (0.05) % (0.14) % (0.11) % Gains on sales of securities available for sale, net (4) — % — % (0.03) % — % — % (Gains) losses on sale of other assets (4) (0.01) % — % — % — % — % Rabbi trust employee benefit (income) expense (4) — % 0.05% 0.02% 0.07% 0.04 % Impairment charge (reversal) on tax credit investments (4) 0.03% (0.03) % — % 0.08% 0.21 % Indirect IPO costs (1) (4) — % — % — % — % 0.02 % Gain on sale of OREO (4) — % — % — % — % (0.02) % Merger and acquisition expenses (4) 0.02% 0.08% 0.01% — % — % Settlement and expenses for putative consumer class action matters (4) — % 0.08% — % — % — % Stock donation to the EBF (4) — % — % — % 2.29% — % Less net tax benefit (expense) associated with non-GAAP adjustments (2) (4) 0.03% 0.02% (0.01) % 0.40% 0.04 % Operating return on average assets (non-GAAP) (4) 0.86% 0.89% 1.15% 0.79% 0.90 % Return on average shareholders' equity (4) 4.27% 4.10% 5.66% (5.61) % 6.65 % Add: Losses (income) from investments held in rabbi trusts (4) 0.03% (0.50) % (0.22) % (0.70) % (0.89) % Gains on sales of securities available for sale, net (4) — % — % (0.14) % — % — % (Gains) losses on sale of other assets (4) (0.06) % — % — % (0.01) % 0.02 % Rabbi trust employee benefit (income) expense (4) (0.01) % 0.24% 0.12% 0.36% 0.34 % Impairment charge (reversal) on tax credit investments (4) 0.13% (0.17) % — % 0.41% 1.77 % Indirect IPO costs (1) (4) — % — % — % — % 0.13 % Gain on sale of OREO (4) (0.01) % — % — % (0.01) % (0.13) % Merger and acquisition expenses (4) 0.09% 0.41% 0.07% 0.01% — % Settlement and expenses for putative consumer class action matters (4) — % 0.39% — % — % — % Stock donation to the EBF (4) — % — % — % 11.62% — % Less net tax benefit (expense) associated with non-GAAP adjustments (2) (4) 0.14% 0.11% (0.04) % 2.05% 0.35 % Operating return on average shareholders' equity (non-GAAP) (4) 4.30% 4.36% 5.53% 4.02% 7.54% (1) Reflects costs associated with the Company's IPO that are indirectly related to the offering and were not recorded as a reduction of capital. (2) The net tax benefit (expense) associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying the Company's combined statutory tax rate only to those items included in net taxable income. Additionally, the net tax benefit (expense) for the impairment charge of tax credit investment includes associated tax credit benefits. (4) Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 20 Appendix B: Reconciliation of non-GAAP operating revenues and expenses Three Months Ended (Unaudited, dollars in thousands) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Net interest income (GAAP) $ 102,691 $ 104,608 $ 100,091 $ 103,608 $ 98,742 Add: Tax-equivalent adjustment (non-GAAP) 1,316 1,269 1,297 1,357 1,353 Fully-taxable equivalent net interest income (non-GAAP) $ 104,007 $ 105,877 $ 101,388 $ 104,965 $ 100,095 Noninterest income (GAAP) $ 43,209 $ 45,733 $ 55,212 $ 49,638 $ 47,709 Less: (Losses) income from investments held in rabbi trusts (289) 4,216 1,846 5,535 3,800 Gains on sales of securities available for sale, net 1 1 1,164 3 — Gains (losses) on sale of other assets 490 29 18 49 (71) Noninterest income on an operating basis (non-GAAP) $ 43,007 $ 41,487 $ 52,184 $ 44,051 $ 43,980 Noninterest expense (GAAP) $ 98,970 $ 107,335 $ 94,049 $ 199,169 $ 109,817 Less: Rabbi trust employee benefit (income) expense (53) 2,063 986 2,838 1,445 Impairment charge (reversal) on tax credit investments 1,133 (1,419) — 3,189 7,590 Indirect IPO costs (1) — — — — 549 Gain on sale of OREO (87) — — (61) (546) Merger and acquisition expenses 740 3,479 589 90 — Settlement and expenses for putative consumer class action matters — 3,325 — — — Stock donation to the EBF — — — 91,287 — Noninterest expense on an operating basis (non-GAAP) $ 97,237 $ 99,887 $ 92,474 $ 101,826 $ 100,779 Total revenue (GAAP) $ 145,900 $ 150,341 $ 155,303 $ 153,246 $ 146,451 Total operating revenue (non-GAAP) $ 147,014 $ 147,364 $ 153,572 $ 149,016 $ 144,075 Efficiency ratio (GAAP) 67.83% 71.39% 60.56% 129.97% 74.99 % Operating efficiency ratio (non-GAAP) 66.14% 67.78% 60.22% 68.33% 69.95 % Noninterest income / total revenue (GAAP) 29.62% 30.42% 35.55% 32.39% 32.58 % Noninterest income / total revenue on an operating basis (non-GAAP) 29.25% 28.15% 33.98% 29.56% 30.53% (1) Reflects costs associated with the Company's IPO that are indirectly related to the offering and were not recorded as a reduction of capital.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 21 Appendix C: Reconciliation of non-GAAP capital metrics As of Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 (Unaudited, dollars in thousands, except share data) Tangible shareholders' equity: Total shareholders' equity (GAAP) $ 3,429,292 $ 3,430,622 $ 3,387,045 $ 3,428,052 $ 1,713,372 Less: Goodwill and other intangibles 379,772 380,402 376,002 376,534 375,632 Tangible shareholders' equity (non-GAAP) 3,049,520 3,050,220 3,011,043 3,051,518 1,337,740 Tangible assets: Total assets (GAAP) 17,461,223 17,047,453 16,726,795 15,964,190 15,460,594 Less: Goodwill and other intangibles 379,772 380,402 376,002 376,534 375,632 Tangible assets (non-GAAP) $ 17,081,451 $ 16,667,051 $ 16,350,793 $ 15,587,656 $ 15,084,962 Shareholders' equity to assets ratio (GAAP) 19.6% 20.1% 20.2% 21.5% 11.1 % Tangible shareholders' equity to tangible assets ratio (non-GAAP) 17.9% 18.3% 18.4% 19.6% 8.9 % Common shares outstanding 186,758,154 186,758,154 186,758,154 186,758,154 — Book value per share (GAAP) $ 18.36 $ 18.37 $ 18.14 $ 18.36 n.a. Tangible book value per share (non-GAAP) $ 16.33 $ 16.33 $ 16.12 $ 16.34 n.a.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 22 Appendix D: Reconciliation of non-GAAP credit metrics As of (Unaudited, dollars in thousands) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Total loans excluding PPP loans: Total loans (GAAP) (1) $ 9,481,458 $ 9,591,336 $ 9,883,802 $ 9,706,989 $ 9,911,494 Less: PPP loans (1) 514,018 799,964 1,210,598 1,007,487 1,098,883 Total loans excluding PPP loans (non-GAAP) $ 8,967,440 $ 8,791,372 $ 8,673,204 $ 8,699,502 $ 8,812,611 Total nonperforming loans (NPLs) (GAAP) $ 42,071 $ 41,632 $ 43,954 $ 43,252 $ 44,833 Total NPLs / total loans (GAAP) 0.44% 0.43% 0.44% 0.45% 0.45 % Total NPLs / total loans (excl. PPP loans) (non-GAAP) 0.47% 0.47% 0.51% 0.50% 0.51 % Allowance for loan losses (ALLL) (GAAP) $ 103,398 $ 105,637 $ 111,080 $ 113,031 $ 115,432 ALLL / total loans (GAAP) 1.09% 1.10% 1.12% 1.16% 1.16% ALLL / total loans (excl. PPP loans) (non-GAAP) 1.15% 1.20% 1.28% 1.30% 1.31% As of and for the three months ended (Unaudited, dollars in thousands) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Average total loans excluding PPP Loans: Average total loans (GAAP) $ 9,528,522 $ 9,796,701 $ 9,816,788 $ 9,796,697 $ 9,914,864 Less: Average PPP loans 649,443 1,073,688 1,131,516 1,076,155 1,091,464 Average total loans excluding PPP loans (non-GAAP) $ 8,879,079 $ 8,723,013 $ 8,685,272 $ 8,720,542 $ 8,823,400 Total net loans charged-off (NCOs) (GAAP) $ 751 $ 2,143 $ 1,371 $ 3,301 $ 1,904 NCOs / Average total loans (GAAP) (2) 0.03% 0.09% 0.06% 0.13% 0.08 % NCOs / Average total loans (excl. PPP loans) (non-GAAP) (2) 0.03% 0.10% 0.06% 0.15% 0.09% (1) Includes unamortized premiums, net of unearned discounts and deferred fees. (2) Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 23 Appendix E: Reconciliation of non-GAAP core margin As of and for the three months ended Sep 30, 2021 Jun 30, 2021 (Unaudited, dollars in thousands) Volume Interest Margin Impact (1) Volume Interest Margin Impact (1) Reported total average interest-earning assets, net interest income, and net interest margin (2) $ 16,282,183 $ 104,007 2.53% $ 15,759,132 $ 105,877 2.69 % Non-GAAP adjustments: PPP loan volume earning 1% (649,443) (1,688) 0.06% (1,073,688) (2,742) 0.12 % SBA PPP loan fee accretion, net of deferred origination cost amortization — (5,913) (0.14) % — (9,258) (0.24) % Excess cash (3) (1,178,275) (445) 0.19% (1,302,558) (357) 0.23 % Deferred loan fee income adjustment — — — % — — — % Core margin (Non-GAAP) (4) $ 14,454,465 $ 95,961 2.63% $ 13,382,886 $ 93,520 2.80 % Core margin change from prior quarter (0.17) % (0.09) % Mar 31, 2021 Dec 31, 2020 Volume Interest Margin Impact (1) Volume Interest Margin Impact (1) Reported total average interest-earning assets, net interest income, and net interest margin (2) $ 15,188,879 $ 101,388 2.71% $ 14,715,494 $ 104,965 2.84 % Non-GAAP adjustments: PPP loan volume earning 1% (1,131,516) (2,887) 0.13% (1,076,155) (2,741) 0.14 % SBA PPP loan fee accretion, net of deferred origination cost amortization — (8,339) (0.22) % — (6,102) (0.16) % Excess cash (3) (1,436,783) (354) 0.27% (1,996,808) (502) 0.43 % Deferred loan fee income adjustment — — — % — (3,774) (0.10) % Core margin (Non-GAAP) (4) $ 12,620,580 $ 89,808 2.89% $ 11,642,531 $ 91,846 3.14 % Core margin change from prior quarter (0.25) % (1) Presented on an annualized basis. (2) Presented on a fully taxable equivalent basis. (3) Consists of cash above 2% of average total earning assets at a yield of 0.15% for the three months ended September 30, 2021, 0.11% for the three months ended June 30, 2021 and 0.10% in prior quarters. (4) Core margin is the margin that results from the combined volume and interest adjustments taken together.